Exhibit 10.18

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of April 30, 2013, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 hereof or otherwise a party hereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), and NANOSTRING TECHNOLOGIES, INC., a Delaware corporation with offices located at 530 Fairview Avenue N, Suite 2000, Seattle, WA 98109 (“Borrower”).

RECITALS

A. Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of March 30, 2012 (as the same may from time to time be further amended, modified, supplemented or restated, including but without limitation by that certain First Amendment to Loan and Security Agreement dated as of December 31, 2012, the “Loan Agreement”).

B. Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower is in default of the Loan Agreement due to Borrower’s failure to close certain Comerica accounts pursuant to Section 6.6(a)(i)(B) of the Loan Agreement as in effect prior to the date hereof (the “Existing Event of Default”).

D. Borrower has requested that Lenders (i) amend the Loan Agreement and (ii) waive the Existing Event of Default as more fully set forth herein.

E. Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.1.2 (Term Loans). Section 2.1.2(a)(iii) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(iii) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, on the Second Amendment Effective Date, to make a term loan to Borrower in an aggregate amount of Five Million Dollars ($5,000,000) according to each Lender’s Term C Loan Commitment as set forth on Schedule 1.1 hereto (such term loan is hereinafter referred to as the “Term C Loan”). After repayment, the Term C Loan may not be re-borrowed.”

2.2 Section 2.1.2 (Term Loans). Section 2.1.2(a)(iv) hereby is added to the Loan Agreement to read as follows:

“(iv) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Term D Loan Draw Period, to make a term loan to Borrower in an aggregate amount of Five Million Dollars ($5,000,000) according to each Lender’s Term D Loan Commitment as set forth on Schedule 1.1 hereto (such term loan is hereinafter referred to as the “Term D Loan”; each Term A Loan, Term B Loan, Term C Loan, or Term D Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, the Term B Loans, the Term C Loan, and the Term D Loan are hereinafter referred to collectively as the “Term Loans”). After repayment, no Term D Loan may be re-borrowed.”

2.3 Section 2.1.2 (Term Loans). Section 2.1.2(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(b) Repayment. (i) Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of the Term A Loans, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Effective Date, any initial partial monthly interest payment otherwise due for the period between the Funding Date of the Term A Loan and the first Payment Date. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal and interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term A Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to twenty nine (29) months; provided, however, if the Qualified Public Offering occurs before June 30, 2013, such repayment schedule shall be equal to thirty (30) months. All unpaid principal and accrued and unpaid interest with respect to the Term A Loans is due and payable in full on the Maturity Date. The Term A Loans may only be prepaid in accordance with Sections 2.1.2(c) and 2.1.2(d).

(ii) Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of the Term B Loans, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of the Term B Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of the Term B Loan and the first Payment Date related thereto. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal and interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term B Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to twenty nine (29) months; provided, however, if the Qualified Public Offering occurs before June 30, 2013, such repayment schedule shall be equal to thirty (30) months. All unpaid principal and accrued interest with respect to the Term B Loans is due and payable in full on the Maturity Date. The Term B Loans may only be prepaid in accordance with Sections 2.1.2(c) and 2.1.2(d).

(iii) Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of the Term C Loans, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of the Term C Loans, any initial partial monthly interest payment otherwise due for the period between the Funding Date of the Term C Loan and the first Payment Date. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal and interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term C Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to twenty nine (29) months;

provided, however, if the Qualified Public Offering occurs before June 30, 2013, such repayment schedule shall be equal to thirty (30) months. All unpaid principal and accrued and unpaid interest with respect to the Term C Loans is due and payable in full on the Maturity Date. The Term C Loans may only be prepaid in accordance with Sections 2.1.2(c) and 2.1.2(d).

(iv) Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of the Term D Loans, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of the Term D Loans, any initial partial monthly interest payment otherwise due for the period between the Funding Date of the Term D Loan and the first Payment Date. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal and interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term D Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to twenty nine (29) months; provided, however, if the Qualified Public Offering occurs before June 30, 2013, such repayment schedule shall be equal to thirty (30) months. All unpaid principal and accrued and unpaid interest with respect to the Term C Loans is due and payable in full on the Maturity Date. The Term D Loans may only be prepaid in accordance with Sections 2.1.2(c) and 2.1.2(d).”

2.4 Section 2.5 (Fees). Section 2.5(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a) Facility Fee. (i) A fully earned, non-refundable facility fee of Seventy Five Thousand Dollars ($75,000.00) to be shared between the Lenders with Fifty Thousand Dollars ($50,000.00) for Oxford and Twenty Five Thousand Dollars ($25,000.00) for SVB (receipt of which the Lenders hereby acknowledge); (ii) contemporaneously with the funding of the Term C Loan, a fully earned, non-refundable facility fee of Fifty Thousand Dollars ($50,000), to be shared between the Lenders with Thirty Five Thousand Eight Hundred Ninety Five Dollars ($35,895) for Oxford and Fourteen Thousand One Hundred Five Dollars ($14,105) for SVB; and (iii) if the Term D Loan is not funded on or prior to May 31, 2013, then on June 1, 2013 a fully earned, non-refundable facility fee of Twenty Five Thousand Dollars ($25,000) to be shared between the Lenders with Seventeen Thousand Nine Hundred forty Seven and 50/100 Dollars ($17,947.50) for Oxford and Seven Thousand Fifty Two 50/100 Dollars ($7,052.50) for SVB.”

2.5 Section 3.2 (Conditions Precedent to all Credit Extensions). Section 3.2(d) hereby is amended and restated in its entirety to read as follows:

“(d) Intentionally Omitted.”

2.6 Section 3.3 (Conditions Precedent to the Term B Loan and Term C Loan). Section 3.3 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“3.3 Conditions Precedent to the Term B Loan, Term C Loan and Term D Loan. The obligation of each Lender to make the Term B Loan, Term C Loan or Term D Loan is subject to the following conditions precedent:

(a) for a Term B Loan, Borrower shall have delivered to each Lender (i) a Note in respect of such Term B Loan and (ii) a Warrant exercisable into the number of shares of Series D Preferred Stock of Borrower equal to the Warrant Coverage divided by $0.2640 per share (or a sufficient number of shares of Next Round Stock (as defined in the Warrant) based on the Warrant Coverage), with respect to such Term B Loan to be made by such Lender;

(b) for a Term C Loan,

(i) the Certificate of Amendment shall have been filed with the Secretary of State of the State of Delaware;

(ii) Borrower shall deliver a duly executed legal opinion of counsel to Borrower on the Funding Date of the Term C Loan, in form and substance reasonably acceptable to the Lenders; and

(iii) Borrower shall have delivered to each Lender (1) a Note in respect of such Term C Loan and (2) in addition to the Warrants delivered to each Lender on or about the First Amendment Effective Date, a Warrant exercisable into shares of Series E Preferred Stock of Borrower equal to the Warrant Coverage divided by $.4499 per share, with respect to such Term C Loan to be made by such Lender; and

(c) for a Term D Loan, to the extent not delivered on the Second Amendment Effective Date, Borrower shall have delivered to each Lender (1) a Note in respect of such Term D Loan and (2) a Warrant exercisable into shares of Series E Preferred Stock of Borrower equal to the Warrant Coverage divided by $.4499 per share, with respect to such Term D Loan to be made by such Lender; and

(d) satisfaction of the requirements of Section 3.4 below.”

2.7 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a)(i) of the Loan Agreement hereby is amended and restated as follows:

“(i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet, income statement and cash flow statement covering the consolidated operations of Borrower and its Subsidiaries, along with a consolidating cash report detailing (i) the aggregate amount of cash assets held at each Subsidiary and (ii) the aggregate amount of all Investments made into each Subsidiary, for such month certified by a Responsible Officer and in a form reasonably acceptable to Collateral Agent;”

2.8 Section 6.6 (Operating Accounts). Section 6.6(a) of the Loan Agreement hereby is amended and restated as follows:

“(a) Maintain Borrower’s and its Subsidiaries’ (other than Foreign Subsidiaries) primary domestic Collateral Accounts with Bank or its Affiliates in accounts which are subject to a Control Agreement in favor of Collateral Agent, except as provided below in Section 6.6(b). Notwithstanding the forgoing, Borrower may maintain the Comerica Letter of Credit Account.”

2.9 Section 6.6 (Operating Accounts). Section 6.6(b)(ii) of the Loan Agreement hereby is amended and restated as follows:

“(ii) foreign deposit accounts maintained by Borrower’s Foreign Subsidiaries; provided that the aggregate amount in such accounts shall not exceed the lower of (x) ten percent (10%) of the aggregate amount of Borrower’s and its Subsidiaries’ Cash and Cash Equivalents, or (y) Seven Hundred Fifty Thousand Dollars ($750,000), in each case, at any time;”

2.10 Section 6.6 (Operating Accounts). Section 6.6(b)(iii) of the Loan Agreement hereby is amended and restated as follows:

“(iii) the Comerica Letter of Credit Account and SVB Letter of Credit Account.”

2.11 Section 6.12 (Creation/Acquisition of Subsidiaries). Section 6.12 of the Loan Agreement hereby is amended and restated as follows:

“6.12 Creation/Acquisition of Subsidiaries. In the event Borrower, or any of its Subsidiaries creates or acquires any Subsidiary, Borrower shall provide written notice to Collateral Agent and each Lender within ten (10) days after the creation or acquisition of such new Subsidiary, which such notice shall contain a detailed reporting of the cash and non-cash assets of such new Subsidiary and attach a completed Perfection Certificate with respect to such new Subsidiary, and Borrower shall take all such action as may be reasonably required by Collateral Agent or any Lender to cause each such Subsidiary to become a co-Borrower hereunder or to guarantee the Obligations of Borrower under the Loan Documents and, in each case, grant a continuing pledge and security interest in and to the assets of such Subsidiary (substantially as described on Exhibit A hereto); Borrower shall grant and pledge to Collateral Agent, for the ratable benefit of the Lenders, a perfected security interest in the Shares of each such Subsidiary; provided, however, that solely in the circumstance in which Borrower or any Subsidiary creates or acquires a Subsidiary that is not an entity organized under the laws of the United States or any territory thereof (a “Foreign Subsidiary”) and provides written notice to Collateral Agent and each Lender within ten (10) days after the creation or acquisition of such Foreign Subsidiary, (i) such Foreign Subsidiary shall not be required to guarantee the Obligations of Borrower under the Loan Documents and grant a continuing pledge and security interest in and to the assets of such Foreign Subsidiary, and (ii) Borrower shall not be required to grant and pledge to Collateral Agent, for the ratable benefit of Lenders, a perfected security interest in more than sixty-five percent (65%) of the Shares of such Foreign Subsidiary, if Borrower demonstrates to the reasonable satisfaction of Collateral Agent that such Foreign Subsidiary providing such guarantee or pledge and security interest or Borrower providing a perfected security interest in more than sixty-five percent (65%) of the Shares would create a present and existing adverse tax consequence to Borrower under the U.S. Internal Revenue Code.”

2.12 Section 7.12 (Subsidiary Assets). Section 7.12 of the Loan Agreement hereby is amended and restated as follows:

“7.12 Subsidiary Assets. Permit the aggregate value of assets held by all Subsidiaries of Borrower to exceed ten percent (10%) of the aggregate value of assets held by Borrower and its Subsidiaries taken as a whole; provided, however, that such aggregate value of assets held by Subsidiaries shall not include up to twenty (20) nCounter units owned and leased or loaned by NanoString UK in the ordinary course of NanoString UK’s business, and the aggregate value of such nCounter units shall not exceed Two Million Four Hundred Thousand Dollars ($2,400,000).”

2.13 Section 8.2 (Covenant Default). Section 8.2(a) is amended and restated in its entirety to read as follows:

“(a) Borrower or any of its Subsidiaries fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes), 6.5 (Insurance), 6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.9 (Notice of Litigation and Default), 6.10 (Financial Covenant), 6.11 (Landlord Waivers; Bailee Waivers), or 6.12 (Creation/Acquisition of Subsidiaries) or Borrower violates any covenant in Section 7; or”

2.14 Section 11 (Choice of Law, Venue and Jury Trial Waiver). The first sentence of Section 11 of the Loan Agreement is hereby amended and restated as follows:

“California law governs the Loan Documents (other than the UK Share Charge Documents) without regard to principles of conflicts of law.”

2.15 Section 13 (Definitions). The following defined terms in Section 13.1 of the Loan Agreement are hereby added or amended and restated as follows:

“Amortization Date” is, with respect to the Term Loans, July 1, 2013, but if the Qualified Public Offering occurs before June 30, 2013, then it shall be February 1, 2014.

“Comerica Letter of Credit Account” means that certain account (no. 1894060746) maintained by Borrower at Comerica Bank as collateral for and containing funds not to exceed an amount equal to the aggregate of one hundred five percent (105%) of the face amount of the UniCredit Letter of Credit.

“Loan Documents” are, collectively, this Agreement, the UK Share Charge Documents, the Warrants, the Perfection Certificates, the Post Closing Letter; each Compliance Certificate, each Disbursement Letter, each Loan Payment/Advance Request Form and any Bank Services Agreement, the Investment Letters, any subordination agreements, any note, or notes or guaranties executed by Borrower or any other Person in connection with this Agreement, and any other present or future agreement entered into by Borrower, any Guarantor or any other Person for the benefit of the Lenders and Collateral Agent in connection with this Agreement, all as amended, restated, or otherwise modified.

“Maturity Date” is, for all Advances and each Term Loan, the date which is twenty eight (28) months after the Amortization Date, but if the Qualified Public Offering occurs before June 30, 2013, then it shall be twenty nine (29) months after the Amortization Date.

“Second Amendment Effective Date” means April 30, 2013.

“SVB Letter of Credit Account” means that certain account (no. 3300945507) maintained by Borrower at Comerica Bank as collateral for and containing funds not to exceed an amount equal to the aggregate of one hundred percent (100%) of the face amount of the BMR Letter of Credit.

“Term D Loan” is defined in Section 2.1.2(a)(iv) hereof.

“Term D Loan Draw Period” is the period commencing upon the occurrence of the Term D Loan Milestone and ending on the earlier of (i) June 30, 2013 or (ii) the occurrence and continuance of an Event of Default; provided, however, that the Term D Loan Draw Period shall not commence if on the date of the occurrence of the Term D Loan Milestone an Event of Default has occurred and is continuing.

“Term D Loan Milestone” is Borrower’s achievement of “Life Sciences Tools” revenue of at least 80% of the board approved plan attached hereto as Annex I as updated (any such updates to be delivered in accordance with Section 6.2(a)(iii)) with Collateral Agent’s written approval from time to time for the trailing twelve (12) months ending on the last day of the month immediately prior to the month in which the Term D Loan Funding Date occurs based upon (i) the monthly financial statements and Compliance Certificates required to be delivered for such prior months pursuant to the terms of Section 6.2 hereof, and (ii) interim financial statements and such other information reasonably requested by Collateral Agent certified to by a Responsible Officer.

“Term Loan” is defined in Section 2.1.2(a)(iv) hereof.

“UK Share Charge Documents” means that certain Charge Over Shares, by Borrower in favor of Collateral Agent, over the Shares of NanoString UK, and such other and further documents and instruments as Collateral Agent deems reasonably necessary; all in form and content reasonably acceptable to Collateral Agent.

“Warrant Coverage” means, (A) with respect to Warrants delivered in connection with the Term B Loans, the product obtained by multiplying (i) five percent (5.00%) by (ii) the aggregate principal amount of Term B Loans advanced by a Lender hereunder in accordance with such Lender’s Commitment Percentage; (B) with respect to Warrants delivered in connection with the Term C Loans, the product obtained by multiplying (i) three percent (3.00%) by (ii) the aggregate principal amount of Term C Loans advanced by a Lender hereunder in accordance with such Lender’s Commitment Percentage; and (C) with respect to Warrants delivered in connection with the Term D Loans, the product obtained by multiplying (i) three percent (3.00%) by (ii) the aggregate principal amount of Term D Loans advanced by a Lender hereunder in accordance with such Lender’s Commitment Percentage.

2.16 Section 13.1 (Definitions). The following terms and their respective definitions hereby are deleted from the Loan Agreement:

“Term C Loan Draw Period”; and “Term C Loan Milestone”.

2.17 Section 13 (Definitions). Subsection (l) of the defined term “Permitted Liens” in Section 13.1 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(l) Liens in favor of Comerica Bank in respect of the Comerica Letter of Credit Account and Liens in favor of Bank in respect of the SVB Letter of Credit Account; and”

2.18 Section 13 (Definitions). Subsection (f) of the defined term “Permitted Investments” in Section 13.1 of the Loan Agreement is hereby amended and restated as follows:

“(f) Investments by Borrower in Subsidiaries including the aggregate amount of any margins achieved through “transfer pricing”, “cost sharing” and “cost plus” arrangements between Borrower and its Subsidiaries entered into in the ordinary course of business, not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate in any month or Seven Million Dollars ($7,000,000) in the aggregate in any fiscal year, and not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate in any fiscal year per Subsidiary, except for NanoString UK, for which such amount shall be Five Million Dollars ($5,000,000) in the aggregate in any fiscal year; and by Subsidiaries in Borrower;”

2.19 Waiver. Lenders hereby waive the Existing Event of Default as of the date hereof.

2.20 Schedule 1.1 to the Loan Agreement hereby is replaced with Schedule 1.1 attached hereto.

2.21 Exhibit B-1 to the Loan Agreement hereby is replaced with Exhibit B-1 attached hereto.

2.22 Exhibit C to the Loan Agreement hereby is replaced with Exhibit C attached hereto.

2.23 Exhibit D to the Loan Agreement hereby is replaced with Exhibit D attached hereto.

2.24 Annex I to the Loan Agreement hereby is replaced with Annex I attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lenders may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce each Lender to enter into this Amendment, Borrower hereby represents and warrants to each Lender as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to each Lender on the Effective Date or thereafter remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Lenders of this Amendment by each party hereto, (b) the due execution and delivery to Lenders of the (i) Notes in respect of the Term C Loan; (ii) Warrants in respect of the Term C Loan; (iii) Disbursement Letter in connection with the Term C Loan; (iv) a Legal Opinion; and (v) the UK Share Charge Documents; in each case in form and substance reasonably satisfactory to Collateral Agent and Lenders, (c) the due execution and delivery to Lenders of updated Corporate Borrowing Certificates, (d) Borrower’s payment of the fees due pursuant to Section 2.5 of the Loan Agreement, as amended by this Amendment, which may be debited from any of Borrower’s accounts with Lenders and (e) Borrower’s payment of all Lenders’ Expenses incurred through the date hereof, which may be debited from any of Borrower’s accounts with Lenders.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

NANOSTRING TECHNOLOGIES, INC.

By:	/s/ James A. Johnson
Name:	James A. Johnson
Title:	Chief Financial Officer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President - Finance, Secretary & Treasurer

LENDER:

SILICON VALLEY BANK

By:	/s/ Nathan Sackett
Name:	Nathan Sackett
Title:	VP

[Signature Page to Second Amendment to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

LENDER:

Oxford Finance Funding I, LLC
By: Oxford Finance LLC, as Servicer

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President - Finance, Secretary & Treasurer

LENDER:

Oxford Finance Funding Trust 2012-1
By: Oxford Finance LLC, as Servicer

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President - Finance, Secretary & Treasurer

LENDER:

Oxford Finance Funding III, LLC
By: Oxford Finance LLC, as Servicer

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President - Finance, Secretary & Treasurer

[Signature Page to Second Amendment to Loan and Security Agreement]

SCHEDULE 1.1

Lenders and Commitments

Term A Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE FUNDING TRUST 2012-1	$5,384,615.38	71.79%
SILICON VALLEY BANK	$2,115,384.62	28.21%

TOTAL	$7,500,000.00	100.00%

Term B Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE FUNDING I, LLC	$3,948,717.95	71.79%
SILICON VALLEY BANK	$1,551,282.05	28.21%

TOTAL	$5,500,000.00	100.00%

Term C Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$3,589,500.00	71.79%
SILICON VALLEY BANK	$1,410,500.00	28.21%

TOTAL	$5,000,000.00	100.00%

Term D Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$3,589,500.00	71.79%
SILICON VALLEY BANK	$1,410,500.00	28.21%

TOTAL	$5,000,000.00	100.00%

Aggregate (all Term Loans)
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE FUNDING I, LLC	$3,948,717.95	17.17%
OXFORD FINANCE FUNDING TRUST 2012-1	$5,384,615.38	23.41%
OXFORD FINANCE LLC	$7,179,000.00	31.21%
SILICON VALLEY BANK	$6,487,666.67	28.21%

TOTAL	$23,000,000.00	100.00%

Revolving Line
Lender	Revolving Line Commitment	Commitment Percentage
OXFORD FINANCE FUNDING III, LLC	$666,666.67	33.33%
SILICON VALLEY BANK	$1,333,333.33	66.67%

TOTAL	$2,000,000.00	100.00%

EXHIBIT B-1

Form of Disbursement Letter

[See attached]

DISBURSEMENT LETTER

[INSERT DATE]

The undersigned, being the duly elected and acting                      of NANOSTRING TECHNOLOGIES, INC., a Delaware corporation with offices located at 530 Fairview Avenue N, Suite 2000, Seattle, WA 98109 (“Borrower”), does hereby certify to OXFORD FINANCE LLC, (“Oxford” and “Lender”), as collateral agent (the “Collateral Agent”) in connection with that certain Loan and Security Agreement dated as of March 30, 2012, by and among Borrower, Collateral Agent and the Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1. The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof; provided that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date.

2. No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3. Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.

4. All conditions referred to in Section 3 of the Loan Agreement applicable to the making of the Credit Extension to be made on or about the date hereof have been satisfied or waived by Collateral Agent.

5. [(i)] No Material Adverse Change has occurred[and (ii) the Term B Loan Milestone has occurred.][and (ii) the Term D Loan Milestone has occurred.]

6. The undersigned is a Responsible Officer.

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7. The proceeds of the Term [A][B][C][D] Loan shall be disbursed as follows:

Disbursement from Oxford:
Loan Amount	$

Plus:
—Deposit Received	$

Less:
—Facility Fee	($	)
[— Existing Indebtedness Payoff to be remitted to Comerica Bank per the Payoff Letter dated March 26, 2012	($	)]
[—Interim Interest	($	)]
—Lender’s Legal Fees	($	)*

Net Proceeds due from Oxford:	$

Disbursement from SVB:
Loan Amount	$

Plus:
—Deposit Received	$

Less:
—Facility Fee	($	)
[—Interim Interest	($	)]

Net Proceeds due from SVB:	$

TOTAL TERM [A][B][C][D] LOAN NET PROCEEDS FROM LENDERS	$

8. The Term [A][B][C][D] Loan shall amortize in accordance with the Amortization Table attached hereto.

9. The aggregate net proceeds of the Term Loans shall be transferred to the Designated Deposit Account as follows:

Account Name:	NANOSTRING TECHNOLOGIES, INC.

Bank Name:	SILICON VALLEY BANK

Bank Address:	3003 Tasman Drive
Santa Clara, CA 95054

Account Number:	3300865420

ABA Number:	121140399

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*	Legal fees and costs are through the Effective Date. Post-closing legal fees and costs, payable after the Effective Date, to be invoiced and paid post-closing.

Dated as of the date first set forth above.

BORROWER:

NANOSTRING TECHNOLOGIES, INC.

By:
Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:
Name:
Title:

[Signature Page to Disbursement Letter]

AMORTIZATION TABLE

(Term [A][B][C][D] Loan)

[to be provided]

EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

FROM:	NANOSTRING TECHNOLOGIES, INC.

The undersigned authorized officer (“Officer”) of NANOSTRING TECHNOLOGIES, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below;

(ii) There are no Events of Default, except as noted below;

(iii) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (i), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(iv) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(v) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Complies

1)	Financial statements with Consolidating Cash Report	Monthly within 30 days	Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 150 days after Fiscal Year End	Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (w/n 30 days of FYE), and when revised				Yes	No	N/A

4)	A/R & A/P agings	If applicable				Yes	No	N/A

5)	8-K, 10-K and 10-Q Filings	If applicable, within 5 days of filing				Yes	No	N/A

6)	Compliance Certificate	Monthly within 30 days				Yes	No	N/A

7)	IP Report	Quarterly				Yes	No	N/A

8)	Total aggregate amount of (i) cash assets held at each Subsidiary and (ii) Investments made by Borrower into each Subsidiary during the measurement period			[Attached]

9)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$

10)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$

11)	Total amount of assets held by Borrower’s Subsidiaries*	Not more than 10% of total amount of assets held by Borrower			%	Yes	No

*	shall not include up to twenty (20) nCounter units owned and leased or loaned by NanoString UK in the ordinary course of NanoString UK’s business, and the aggregate value of such nCounter units shall not exceed Two Million Four Hundred Thousand Dollars ($2,400,000)

	Deposit and Securities Accounts	(Please list all accounts; attach separate sheet if additional space needed)
	Bank	Account Number	New Account?		Acct Control Agmt in place?
1)			Yes	No	Yes	No

2)			Yes	No	Yes	No

3)			Yes	No	Yes	No

4)			Yes	No	Yes	No

5)			Yes	No	Yes	No

6)			Yes	No	Yes	No

Financial Covenants (only after Term Loan C Funding)
	Covenant	Requirement	Actual	Complies

1)	“Life Sciences Tools” Revenues	At least 80% of budgeted plan for the trailing 3 months	%	Yes	No

Other Matters

1)	Has any Key Person ceased to be actively engaged in Borrower’s management since the last Compliance Certificate?			Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?			Yes	No

3)	Have there been any new or pending claims or causes of action against Borrowers that involve more than One Hundred Thousand Dollars ($100,000)?			Yes	No

Exceptions
Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

NANOSTRING TECHNOLOGIES, INC.	DATE

By:

Name:
Title:

LENDERS USE ONLY

Received by:	Verified by:

Date:	Date:

Compliance Status	Yes No

EXHIBIT D

SECURED PROMISSORY NOTE

([Revolving Line][Term [A][B][C][D] Loan])

$	Dated:

FOR VALUE RECEIVED, the undersigned, NANOSTRING TECHNOLOGIES, INC., a Delaware corporation with offices located at 530 Fairview Avenue N, Suite 2000, Seattle, WA 98109 (“Borrower”) HEREBY PROMISES TO PAY to the order of [OXFORD FINANCE LLC][SILICON VALLEY BANK] (“Lender”) the principal amount of [            ] MILLION DOLLARS ($            ) or such lesser amount as shall equal the outstanding principal balance of [Advances made under the Revolving Line][the Term [A][B][C][D] Loan] made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such [Advances][Term [A][B][C][D] Loan], at the rates and in accordance with the terms of the Loan and Security Agreement dated March 30, 2012 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to [Advances made under the Revolving Line][the Term [A][B][C][D] Loan], are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of [Advances under the Revolving Line][a secured Term [A][B][C][D] Loan] by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in [Section 2.1.1(b)][Section 2.1.2(c) and Section 2.1.2(d)] of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of [Advances outstanding under the Revolving Line][the Term [A][B][C][D] Loan], interest on [such Advances][the Term [A][B][C][D] Loan] and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

NANOSTRING TECHNOLOGIES, INC.

By:
Name:
Title:

[Oxford Finance LLC] [Silicon Valley Bank]

Secured Promissory Note ([Revolving Line] [Term [A] [B] [C] [D] Loan])

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By